                                                                  EXHIBIT (z)(1)



                 Van Kampen U.S. Government Trust
                    Van Kampen U.S. Government Fund
                 Van Kampen Tax Free Trust
                    Van Kampen Insured Tax Free Income Fund
                    Van Kampen Tax Free High Income Fund
                    Van Kampen California Insured Tax Free Fund
                    Van Kampen Municipal Income Fund
                    Van Kampen Intermediate Term Municipal Income Fund Van Kampen Florida Insured Tax Free Income Fund Van Kampen New York Tax Free IncomeFund
                    Van Kampen California Tax Free Income Fund*
                    Van Kampen Michigan Tax Free Income Fund*
                    Van Kampen Missouri Tax Free Income Fund*
                    Van Kampen Ohio Tax Free Income Fund*
                 Van Kampen Trust
                    Van Kampen High Yield Fund
                    Van Kampen Short-Term Global Income Fund
                    Van Kampen Strategic Income Fund
                 Van Kampen Equity Trust
                    Van Kampen Aggressive Growth Fund
                    Van Kampen Great American Companies Fund*
                    Van Kampen Growth Fund
                    Van Kampen Mid Cap Value Fund*
                    Van Kampen Prospector Fund*
                    Van Kampen Small Cap Value Fund*
                    Van Kampen Utility Fund
                 Van Kampen Equity Trust II
                    Van Kampen Technology Fund*
                 Van Kampen Pennsylvania Tax Free Income Fund
                 Van Kampen Tax Free Money Fund
                 Van Kampen Prime Rate Income Trust
                 Van Kampen Senior Floating Rate Fund
                 Van Kampen Comstock Fund
                 Van Kampen Corporate Bond Fund
                 Van Kampen Emerging Growth Fund
                 Van Kampen Enterprise Fund
                 Van Kampen Equity Income Fund
                 Van Kampen Exchange Fund
                 The Explorer Institutional Trust
                    Explorer Institutional Active Core Fund
                    Explorer Institutional Limited Duration Fund

                 Van Kampen Limited Maturity Government Fund
                 Van Kampen Global Managed Assets Fund
                 Van Kampen Government Securities Fund
                 Van Kampen Growth and Income Fund
                 Van Kampen Harbor Fund
                 Van Kampen High Income Corporate Bond Fund
                 Van Kampen Life Investment Trust on behalf of its series
                     Asset Allocation Portfolio
                     Comstock Portfolio*
                     Domestic Income Portfolio
                     Emerging Growth Portfolio
                     Enterprise Portfolio
                     Global Equity Portfolio
                     Government Portfolio
                     Growth and Income Portfolio
                     Money Market Portfolio
                     Strategic Stock Portfolio
                     Morgan Stanley Real Estate Securities Portfolio
                 Van Kampen Pace Fund
                 Van Kampen Real Estate Securities Fund
                 Van Kampen Reserve Fund
                 Van Kampen Tax - Exempt Trust
                     Van Kampen High Yield Municipal Fund
                 Van Kampen U.S. Government Trust for Income
                 Van Kampen World Portfolio Series Trust
                     Van Kampen Global Government Securities Fund
                 Van Kampen Series Fund, Inc.
                     Van Kampen Aggressive Equity Fund
                     Van Kampen American Value Fund
                     Van Kampen Asian Growth Fund
                     Van Kampen Emerging Markets Debt Fund*
                     Van Kampen Emerging Markets Fund
                     Van Kampen Equity Growth Fund
                     Van Kampen European Equity Fund
                     Van Kampen Global Equity Allocation Fund
                     Van Kampen Global Equity Fund
                     Van Kampen Global Fixed Income Fund
                     Van Kampen Global Franchise Fund
                     Morgan Stanley Government Obligations Money Market Fund Van Kampen Growth and Income Fund II*
                     Van Kampen High Yield & Total Return Fund
                     Van Kampen International Magnum Fund
                     Van Kampen Japanese Equity Fund*
                     Van Kampen Latin American Fund
                     Van Kampen Mid Cap Growth Fund*
                     Morgan Stanley Money Market Fund
                     Morgan Stanley Tax-Free Money Market Fund*
                     Van Kampen Value Fund
                     Van Kampen Worldwide High Income Fund

              Insured Municipals Income Trust                                           Series 410
              Strategic Municipal Trust, Intermediate                                   Series 2
              California Insured Municipals Income Trust                                Series 180
              Florida Insured Municipals Income Trust                                   Series 126
              Michigan Insured Municipals Income Trust                                  Series 156
              Missouri Insured Municipals Income Trust                                  Series 111
              New Jersey Insured Municipals Income Trust                                Series 127
              New York Insured Municipals Income Trust                                  Series 148
              Pennsylvania Insured Municipals Income Trust                              Series 242
              Tennessee Investors' Quality Tax-Exempt Trust                             Series 1
              Internet Trust                                                            Series 14
              The Dow(SM)Strategic 10 Trust                                             May 1999
                                                                                        Series
              The Dow(SM)Strategic 10 Trust                                             May 1999
                                                                                    Traditional Series
              The Dow(SM)Strategic 5 Trust                                              May 1999
                                                                                        Series
              The Dow(SM)Strategic 5 Trust                                              May 1999
                                                                                    Traditional Series
              EAFE Strategic 20 Trust                                                   May 1999
                                                                                        Series
              EURO Strategic 20 Trust                                                   May 1999
                                                                                        Series
              Strategic Picks Opportunity Trust                                         May 1999
                                                                                        Series
              Great International Firms Trust                                           Series 8
              Dow 30 Index Trust                                                        Series 7
              Dow 30 Index and Treasury Trust                                           Series 9
              Global Energy Trust                                                       Series 8
              Brand Name Equity Trust                                                   Series 9
              Edward Jones Select Growth Trust                                          May 1999
                                                                                        Series
              Banking Trust                                                             Series 6
              Morgan Stanley High-Technology 35 Index Trust                             Series 6
              Pharmaceuticals Trust                                                     Series 6
              Telecommunications and Bandwidth Trust                                    Series 6
              Utility Trust                                                             Series 6
              Financial Services Trust                                                  Series 4
              Roaring 2000s Trust                                                       Series 2
              Roaring 2000s Trust Traditional                                           Series 1
              Josepthal - Research Series Power Portfolio                               Series 1
              Josepthal - Research Series The Online Portfolio 1                        Series 1
              NatCity - Great American Equities Trust                                   Series 2
              Baird - Financial Institutions Trust                                      1999 Series




             * Funds that have not commenced investment operations.